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                           PLAN INVESTMENT FUND, INC.

                         SUPPLEMENT DATED JULY 3, 2002
                       TO THE PROSPECTUS DATE MAY 1, 2002


Under the caption "Principal Investment Strategies" in the "Risk/Return Summary" on Page 3 of the Prospectus, the second paragraph is modified to read as follows:

"Money Market Portfolio: This Portfolio invests in U.S. Government, bank and commercial obligations and repurchase agreements relating to such obligations which provide for repayment within 397 days after purchase. The investments in the Money Market Portfolio are also very short-term, although they may have longer maturities than investments in the Government/REPO Portfolio. The average maturity of investments in this Portfolio will not exceed 90 days."



Under the caption "Investment Objectives and Strategies - The Money Market Portfolio" on Page 7 of the Prospectus, the second paragraph is modified to read as follows:

"The Money Market Portfolio invests in a broad range of government, bank and commercial obligations, having remaining maturities of 397 days or less, except that items of collateral securing portfolio securities which are subject to repurchase agreements may have maturities exceeding 397 days. The dollar - weighted average maturity of the Money Market Portfolio will not exceed 90 days."


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                           PLAN INVESTMENT FUND, INC.

                         SUPPLEMENT DATED JULY 3, 2002
          TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2002


Under the Section titled "Net Asset Value", on Page 25 of the Statement of Additional Information, the second paragraph is modified to read as follows:

"As stated in the Fund's Prospectus, the Government/REPO Portfolio and Money Market Portfolio securities are valued on the basis of amortized cost. In connection with their use of amortized cost valuation, the Portfolios limit the dollar-weighted average maturity of their investments to not more than seven days for the Government/REPO Portfolio and 90 days for the Money Market Portfolio, and do not purchase any instrument with a remaining maturity of more than one year at the time of purchase for the Government/REPO portfolio and 397 days for the Money Market Portfolio, except that items of collateral securing securities subject to Repurchase Agreements may bear longer maturities. The Fund's Board of Trustees also has established procedures that are intended to stabilize these Portfolios' net asset value per participation certificate for purposes of sales and redemptions at $1.00. Such procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the Portfolios' net asset value per participation certificate calculated by using available market quotations deviates from $1.00 per participation certificate. In the event such deviation exceeds 1%, the Board of Trustees will promptly consider what action, if any, should be initiated. If the Board of Trustees believes that the amount of any deviation from a Portfolio's $1.00 amortized cost price per participation certificate may result in material dilution or other unfair results to investors or existing participation certificate holders of the respective Portfolio, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the Portfolio's average maturity; withholding or reducing dividends; redeeming participation certificates in kind; reducing the number of the Portfolio's outstanding participation certificates without monetary consideration; or utilizing a net asset value per participation certificate determined by using available market quotations."